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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                        March 22, 2000 (March 21, 2000)

                        FIRST DECATUR BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       33-80333                37-1085161
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)




                 130 North Water Street, Decatur, Illinois         62523
                  (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code: 217-424-1111

                                 Not Applicable
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

              On March 22, 2000, Registrant issued a press release announcing that on March 21, 2000 the stockholders of the corporation at a special meeting of the stockholders voted to approve the previously announced proposal to merge with BankIllinois Financial Corporation.

              A copy of the press release relative to the meeting of stockholders is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Financial Statements of Business Acquired.

     None.

     (b)     Pro Forma Financial Information.

             None.

     (c)     Exhibits.

             99.1 Press Release of First Decatur Bancshares, Inc. dated March 22, 2000.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FIRST DECATUR BANCSHARES, INC.


Dated: March 22, 2000                           By:  /s/ Phillip C. Wise
                                                   -----------------------------
                                                     Phillip C. Wise
                                                     President and Chief
                                                     Executive Officer
















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